UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 22, 2009
A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
(330) 666-3751

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
Signatures

ITEM 8.01 OTHER EVENTS.
     The following amends and restates the descriptions of the shares of special stock, preferred stock and common stock of A. Schulman, Inc. (the “Company”):
AUTHORIZED CAPITAL STOCK
     The authorized capital stock of the Company consists of 76,010,707 shares of capital stock, consisting of 1,000,000 shares of special stock, without par value (the “Special Stock”), of which 100,000 shares have been designated as Series A Junior Participating Special Stock (the “Series A Stock”), 10,707 shares of preferred stock, par value $100 per share (the “Preferred Stock”), and 75,000,000 shares of common stock, par value $1.00 per share (the “Common Stock”). The Company is a corporation organized under Delaware law, and governed by the Delaware General Corporation Law (the “DGCL”), the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) and the Company’s Amended and Restated By-Laws (the “By-Laws”). This summary is qualified entirely by reference to the DGCL, the Articles and the By-Laws.
SPECIAL STOCK
     The Board of Directors of the Company (the “Board”) is authorized to issue shares of Special Stock by a resolution or resolutions of the Board without further stockholder action. The shares of Special Stock will have the voting powers, full or limited, or no voting powers, and the designations, preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions set forth in the resolution or resolutions providing for the issuance of the shares of Special Stock.
SERIES A STOCK
     Dividends and Distributions
     The holders of shares of Series A Stock will be entitled to receive, when, as and if declared by the Board, quarterly cash dividends in an amount per share equal to the greater of (a) $0.01 and (b) 1,000 times the per share amount of all cash and non-cash dividends declared on the shares of Common Stock since the immediately preceding quarterly dividend payment date, subject to adjustment to reflect any dividends payable in shares of Common Stock and subdivisions or combinations of shares of Common Stock. The Company is obligated to declare dividend or distribution on the shares of Series A Stock immediately after it declares a dividend or distribution on the shares of Common Stock. Any accrued but unpaid dividends will not bear interest.
     Voting Rights
     The holders of shares of Series A Stock are entitled to cast 1,000 votes for each share of Series A Stock held on all matters submitted to a vote of the stockholders of the Company, subject to adjustment to reflect any dividends payable in shares of Common Stock and subdivisions or combinations of shares of Common Stock. Except as otherwise provided in the Certificate or by law, the holders of the shares of Series A Stock vote together as one class on all matters. The Certificate may not be amended in any manner that would materially adversely alter or change the rights of the holders of the shares of Series A Stock without the approval of the holders of not less than a majority of the shares of Series A Stock voting as a separate class. For any period during which dividends on the shares of Series A Stock are in arrears in an amount equal to the sum of six quarterly dividends, the holders of shares of Series A Stock will be entitled as a class to elect two directors to the Board. When any dividend arrearage has been cured, the right of the holders of shares of Series A Stock as a class to elect two directors will terminate immediately, and the term of any directors who were elected during this period will terminate.
     Certain Restrictions
     Whenever dividends on the shares of Series A Stock are in arrears, until any arrearage is cured, the Company may not (a) declare or pay dividends on, or redeem or repurchase any shares of stock ranking junior to the shares of Series A Stock, (b) declare or pay dividends on any shares on a parity with the shares of Series A Stock (unless dividends also are paid ratably on the shares of Series A Stock), (c) redeem or repurchase any shares on a parity with the shares of Series A Stock (unless in exchange for shares ranking junior to the shares of Series A Stock), or (d) purchase any shares of Series A Stock or any shares on a parity with the shares of Series A Stock unless pursuant to an offer made to all of the holders of the shares. Any shares of Series A Stock purchased or otherwise acquired by the Company will be retired and cancelled, and no shares of Series A Stock may be redeemed.
Liquidation, Dissolution or Winding Up
     Upon any liquidation, dissolution or winding up of the Company, the holders of shares of Series A Stock will be entitled to receive an amount equal to 1,000 times the exercise price of any stock purchase rights in respect of which the shares of Series A Stock were issued, subject to adjustment to reflect any dividends payable in shares of Common Stock and subdivisions or combinations of shares of Common Stock, plus any accrued and unpaid dividends (collectively, the “Preference”), prior to the payment of any distribution to the holders of any shares of the Company’s capital stock ranking junior to the Series A Stock. No additional distributions will be paid to the holders of shares of Series A Stock until the holders of shares of Common Stock receive an amount per share equal to the Preference divided by 1,000 (subject to adjustment to reflect any dividends payable in shares of Common Stock and subdivisions or combinations of shares of Common Stock) (the “Adjustment Amount”). To the extent these payment have been made, holders of shares of Series A Stock and Common Stock will be entitled to receive their ratable and proportionate share of the remaining assets of the Company distributable in the ratio of the Adjustment Amount to one, on a per share basis respectively.
Consolidation, Merger, Etc.
     If the Company is a party to any merger, consolidation or other transaction in which the shares of Common Stock are exchanged for or changed into stock or other property, the shares of

Series A Stock will be exchanged for or changed into the same stock or other property at a per share rate of 1,000 times the aggregate amount of stock or other property received in respect of each share of Common Stock.
PREFFERED STOCK
     The holders of shares of Preferred Stock will be entitled to receive, when, as and if declared by the Board, cumulative dividends at a rate of $5.00 per annum. No dividends on the shares of Common Stock may be declared or paid while any dividends on the shares of Preferred Stock are in arrears. Any dividends in arrears will not bear interest.
     Upon any dissolution, liquidation or winding up of the Company, the holders of shares of Preferred Stock will be entitled to receive an amount equal to $100.00 per share, plus any accrued and unpaid dividends, before any distributions may be made to the holders of shares of Common Stock. After the payment of this preference, the holders of shares of Preferred Stock will not be entitled to receive any additional distribution of the assets of the Company.
     The shares of Preferred Stock may be redeemed by the Company, in whole or in part, at any time or from time to time as determined by the Board, at a price equal to $100.00 per share, plus any accrued and unpaid dividends. Subject to the provisions of the Certificate, the Board will have full power and authority to prescribe the terms and conditions of the redemption of any shares of Preferred Stock. The Company also may purchase shares of Preferred Stock for the purpose or in anticipation of redemption at a price not to exceed the redemption price.
     Except as otherwise provided by law, the holders of shares of Preferred Stock will have no voting power.
COMMON STOCK
Number of Directors
     The Certificate provides that the number of directors shall be fixed from time to time exclusively by majority vote of the Board; provided, however that the number of directors shall not be less than three. The number of directors of the Company is currently fixed at 11.
Cumulative Voting
     The Certificate does not provide for cumulative voting for directors, and each holder of shares of Common Stock is entitled to one vote per share.
Classification of Board of Directors
     Under the DGCL, a corporation’s certificate of incorporation or bylaws may provide that the board of directors may be divided into two or three classes and have staggered terms of office. The Company recently amended the Certificate to remove the classification of its Board, which was previously divided into three classes that served staggered terms of three years.

Following the annual meeting of stockholders in 2010, each director of the Company will be elected annually to serve a one-year term.
Vacancies on the Board of Directors
     The Certificate provides that vacancies and newly created directorships resulting from a resignation or any increase in the authorized number of directors to be elected by the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office or by a sole remaining director.
Removal of Directors
     The Certificate provides that the directors may be removed from office by a majority stockholder vote.
Stockholder Action by Written Consent
     The DGCL provides that any action that may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of the outstanding stock having not less than the minimum number of votes otherwise required to authorize or take such action at a meeting of stockholders consent in writing, unless otherwise provided by a corporation’s certificate of incorporation. The record date to determine the stockholders entitled to consent to corporate action in writing is the date of first submission of the written consent to the corporation. The Certificate specifically denies stockholders the right to act by written consent.
Amendment of Charter Documents
     The Certificate provides that the affirmative vote of the holders of a majority of the voting rights of all classes of stock entitled to vote is required to amend the Certificate. However: (1) any amendment that would materially alter or change the powers, preferences or special rights of the Series A Stock requires the approval of the holders of a majority of the shares of Series A Stock, voting separately as a class, and (2) the Certificate reserves to the Company the right to amend, alter, change or repeal any provision of the Certificate in any manner prescribed by statute.
Amendment of Bylaws
     The Certificate provides that the By-Laws may be amended by the Board. The By-Laws provide that the By-Laws may be amended by the vote of a majority of the Board or a majority of the stockholders at any regular meeting or special meeting thereof if notice of such amendment is included in the notice of the meeting; provided, however, that the provisions of the By-Laws relating to the calling of a special meeting of the stockholders, establishing the number of directors and filling vacancies on the Board, and amendments to the By-Laws, and the provision of the Certificate relating to amendments of the Certificate and the foregoing provisions of the By-Laws may be amended only by (1) the affirmative vote of the holders of not less than 80% of the outstanding shares of the Company entitled to vote or (2) the vote of not less than two-thirds of the directors then in office.
Special Meetings of Stockholders
     The By-Laws provide that special meetings of the stockholders may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the directors then in office.
Advance Notice Requirements of Stockholder Nominations and Proposals
     The By-Laws impose an advance notice requirement in relation to stockholder proposals, including director nomination proposals, for business to be brought before an annual meeting. To be timely, the notice must be delivered to or mailed and received by the Company at its principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, if the actual date of the annual meeting is more than 30 days before or after that anniversary date, then notice must be so received not later than the close of business on the 10th day following the day on which notice of the annual meeting date was mailed or publicly disclosed, whichever first occurs.
Limitation of Personal Liability of Directors
     Under the DGCL, a certificate of incorporation may, subject to certain limitations, contain a provision limiting or eliminating a director’s personal liability to the corporation or its stockholders for monetary damages for a director’s breach of fiduciary duty.
     The Certificate provides that none of its directors shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty in his or her capacity as such, except to the extent provided by applicable law for: (1) any breach of the duty of loyalty; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) unlawful payment of dividends or unlawful stock repurchases as set forth in the DGCL; or (4) any transaction from which the director derived an improper personal benefit.
Indemnification of Directors, Officers and Employees
     Section 145 of the DGCL empowers a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, for criminal proceedings, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation may indemnify directors, officers, employees and agents in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the person is adjudged to be liable to the corporation in the performance of his duty. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against expenses that such officer or director actually and reasonably incurred.
     The Certificate and the By-Laws provide that each person who is or was a director, officer, employee or agent of the Company shall be indemnified by the Company against expenses (including, but not limited to, attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any actual or threatened action, suit or proceeding to which he may be made a party by reason of his being, or having been, a director, officer, employee or agent of the Company to the full extent permitted by the DGCL as then in effect, upon such determination having been made as to his good faith and conduct as is required by the DGCL as then in effect or, with respect to any criminal action or proceeding, upon such determination that he did not have reasonable cause to believe that his action was unlawful as is required by the DGCL as then in effect. The By-Laws also provide that expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it ultimately shall be determined that he is not entitled to be indemnified by the Company.
Provisions Affecting Control Share Acquisitions and Business Combinations
     Section 203 of DGCL provides generally that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in a wide range of “business combinations” with the corporation for a period of three years following the time the person became an interested stockholder, unless (1) the board of directors of the corporation has approved, prior to that acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (2) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of the corporation’s voting stock outstanding at the time the transaction commenced (excluding shares owned by persons who are directors and also officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (3) on or after the date the stockholder became an interested stockholder, the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.
     These restrictions on interested stockholders do not apply under certain circumstances, including, but not limited to, the following: (1) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 of the DGCL, or (2) if the corporation, by action of its stockholders taken with the favorable vote of a majority of the outstanding voting power of the corporation, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203 of the DGCL, with such amendment to be effective 12 months thereafter.
     The Company has not adopted provisions in the Certificate or the By-Laws to opt out of DGCL Section 203.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
By:	/s/ Paul F. DeSantis
Paul F. DeSantis
Vice President, Chief Financial Officer and Treasurer

Date: December 22, 2009